The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2023

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q23 vs.				YTD23 vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Selected income statement data
Fee and other revenue	$3,358	$3,354	$3,235	$2,862	$3,353	—%	—%	$9,947	$10,011	(1)%
Net interest revenue	1,016	1,100	1,128	1,056	926	(8)	10	3,244	2,448	33
Total revenue	4,374	4,454	4,363	3,918	4,279	(2)	2	13,191	12,459	6
Provision for credit losses	3	5	27	20	(30)	N/M	N/M	35	19	N/M
Noninterest expense	3,089	3,111	3,100	3,213	3,679	(1)	(16)	9,300	9,797	(5)
Income before income taxes	1,282	1,338	1,236	685	630	(4)	103	3,856	2,643	46
Provision for income taxes	241	270	260	142	242	(11)	—	771	626	23
Net income	$1,041	$1,068	$976	$543	$388	(3)%	168%	$3,085	$2,017	53%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$956	$1,031	$905	$509	$319	(7)%	200%	$2,892	$1,853	56%
Diluted earnings per common share	$1.22	$1.30	$1.12	$0.62	$0.39	(6)%	213%	$3.65	$2.28	60%
Average common shares and equivalents outstanding – diluted (in thousands)	781,781	790,725	807,718	815,846	814,516	(1)%	(4)%	793,364	814,214	(3)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	29%	30%	28%	17%	15%			29%	21%
Return on common equity	10.5%	11.6%	10.3%	5.7%	3.5%			10.8%	6.8%
Return on tangible common equity – Non-GAAP (a)	20.5%	22.6%	20.2%	11.5%	7.5%			21.1%	14.0%
Non-U.S. revenue as a percentage of total revenue	36%	37%	35%	39%	35%			36%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$45.7	$46.9	$46.6	$44.3	$42.2	(3)%	8%
Assets under management (“AUM”) (in trillions)	$1.82	$1.91	$1.91	$1.84	$1.78	(4)%	3%
Full-time employees	53,600	53,200	51,600	51,700	51,100	1%	5%
Book value per common share	$46.98	$46.35	$45.36	$44.40	$43.18
Tangible book value per common share – Non-GAAP (a)	$24.66	$24.17	$23.52	$23.11	$21.55
Cash dividends per common share	$0.42	$0.37	$0.37	$0.37	$0.37
Common dividend payout ratio	35%	29%	34%	60%	95%
Closing stock price per common share	$42.65	$44.52	$45.44	$45.52	$38.52
Market capitalization	$32,801	$34,671	$35,858	$36,800	$31,135
Common shares outstanding (in thousands)	769,073	778,782	789,134	808,445	808,280

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.4%	11.1%	11.0%	11.2%	10.0%
Tier 1 capital ratio	14.4%	14.0%	13.9%	14.1%	12.8%
Total capital ratio	15.2%	14.8%	14.7%	14.9%	13.7%
Tier 1 leverage ratio	6.1%	5.7%	5.8%	5.8%	5.4%
Supplementary leverage ratio ("SLR")	7.2%	7.0%	6.9%	6.8%	6.3%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023, $1.5 trillion at March 31, 2023 and Dec. 31, 2022 and $1.4 trillion at Sep. 30, 2022.

(c) Regulatory capital ratios for Sept. 30, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2023, June 30, 2023, March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, and for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						3Q23 vs.				YTD23 vs.
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Revenue
Investment services fees	$2,230	$2,252	$2,119	$2,173	$2,157	(1)%	3%	$6,601	$6,356	4%
Investment management and performance fees	777	762	776	783	800	2	(3)	2,315	2,516	(8)
Foreign exchange revenue	154	158	176	190	203	(3)	(24)	488	632	(23)
Financing-related fees	45	50	52	43	43	(10)	5	147	132	11
Distribution and servicing fees	39	35	33	33	33	11	18	107	97	10
Total fee revenue	3,245	3,257	3,156	3,222	3,236	—	—	9,658	9,733	(1)
Investment and other revenue	113	97	79	(360)	117	N/M	N/M	289	278	N/M
Total fee and other revenue	3,358	3,354	3,235	2,862	3,353	—	—	9,947	10,011	(1)
Net interest revenue	1,016	1,100	1,128	1,056	926	(8)	10	3,244	2,448	33
Total revenue	4,374	4,454	4,363	3,918	4,279	(2)	2	13,191	12,459	6
Provision for credit losses	3	5	27	20	(30)	N/M	N/M	35	19	N/M
Noninterest expense
Staff	1,755	1,718	1,791	1,802	1,673	2	5	5,264	4,998	5
Software and equipment	452	450	429	432	421	—	7	1,331	1,225	9
Professional, legal and other purchased services	368	378	375	415	363	(3)	1	1,121	1,112	1
Net occupancy	140	121	119	143	124	16	13	380	371	2
Sub-custodian and clearing	121	119	118	112	124	2	(2)	358	373	(4)
Distribution and servicing	87	93	85	86	88	(6)	(1)	265	257	3
Business development	36	47	39	45	34	(23)	6	122	107	14
Bank assessment charges	37	41	40	19	35	(10)	6	118	107	10
Goodwill impairment	—	—	—	—	680	N/M	N/M	—	680	N/M
Amortization of intangible assets	15	14	14	16	17	7	(12)	43	51	(16)
Other	78	130	90	143	120	(40)	(35)	298	516	(42)
Total noninterest expense	3,089	3,111	3,100	3,213	3,679	(1)	(16)	9,300	9,797	(5)
Income before income taxes	1,282	1,338	1,236	685	630	(4)	103	3,856	2,643	46
Provision for income taxes	241	270	260	142	242	(11)	—	771	626	23
Net income	1,041	1,068	976	543	388	(3)	168	3,085	2,017	53
Net (income) loss attributable to noncontrolling interests	(3)	(1)	—	—	—	N/M	N/M	(4)	13	N/M
Preferred stock dividends	(82)	(36)	(71)	(34)	(69)	N/M	N/M	(189)	(177)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$956	$1,031	$905	$509	$319	(7)%	200%	$2,892	$1,853	56%

Average common shares and equivalents outstanding: Basic	777,813	787,718	803,340	811,669	811,304	(1)%	(4)%	789,609	810,703	(3)%
Diluted	781,781	790,725	807,718	815,846	814,516	(1)%	(4)%	793,364	814,214	(3)%

Earnings per common share: Basic	$1.23	$1.31	$1.13	$0.63	$0.39	(6)%	215%	$3.66	$2.29	60%
Diluted	$1.22	$1.30	$1.12	$0.62	$0.39	(6)%	213%	$3.65	$2.28	60%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2023			2022
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$4,904	$5,720	$5,564	$5,030	$4,707
Interest-bearing deposits with the Federal Reserve and other central banks	107,419	118,908	117,042	91,655	107,427
Interest-bearing deposits with banks	12,999	12,316	15,114	17,169	13,890
Federal funds sold and securities purchased under resale agreements	26,299	35,378	26,894	24,298	23,483
Securities	128,225	134,233	138,678	142,816	144,181
Trading assets	10,699	10,562	9,024	9,908	12,650
Loans	66,290	64,469	62,323	66,063	69,829
Allowance for loan losses	(211)	(191)	(170)	(176)	(164)
Net loans	66,079	64,278	62,153	65,887	69,665
Premises and equipment	3,234	3,241	3,248	3,256	3,311
Accrued interest receivable	1,141	963	978	858	723
Goodwill	16,159	16,246	16,192	16,150	16,412
Intangible assets	2,859	2,881	2,890	2,901	2,902
Other assets	25,231	25,656	27,335	25,855	28,602
Total assets	$405,248	$430,382	$425,112	$405,783	$427,953
Liabilities
Deposits	$277,467	$292,045	$281,294	$278,970	$301,989
Federal funds purchased and securities sold under repurchase agreements	14,771	21,285	26,540	12,335	11,339
Trading liabilities	7,358	6,319	5,705	5,385	7,494
Payables to customers and broker-dealers	17,441	21,084	22,598	23,435	23,741
Other borrowed funds	728	1,371	2,538	397	357
Accrued taxes and other expenses	5,389	5,160	4,732	5,410	5,316
Other liabilities	11,758	9,553	10,414	8,543	10,001
Long-term debt	29,205	32,463	30,489	30,458	27,820
Total liabilities	364,117	389,280	384,310	364,933	388,057
Temporary equity
Redeemable noncontrolling interests	109	104	96	109	152
Permanent equity
Preferred stock	4,838	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,793	28,726	28,650	28,508	28,374
Retained earnings	39,822	39,199	38,465	37,864	37,660
Accumulated other comprehensive loss, net of tax	(5,805)	(5,602)	(5,543)	(5,966)	(6,627)
Less: Treasury stock, at cost	(26,696)	(26,242)	(25,790)	(24,524)	(24,522)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,966	40,933	40,634	40,734	39,737
Nonredeemable noncontrolling interests of consolidated investment management funds	56	65	72	7	7
Total permanent equity	41,022	40,998	40,706	40,741	39,744
Total liabilities, temporary equity and permanent equity	$405,248	$430,382	$425,112	$405,783	$427,953

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q23 vs.				YTD23 vs.
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Investment services fees	$2,230	$2,252	$2,119	$2,173	$2,157	(1)%	3%	$6,601	$6,356	4%
Investment management and performance fees:
Investment management fees (a)	747	752	754	757	790	(1)	(5)	2,253	2,467	(9)
Performance fees	30	10	22	26	10	N/M	N/M	62	49	27
Total investment management and performance fees (b)	777	762	776	783	800	2	(3)	2,315	2,516	(8)
Foreign exchange revenue	154	158	176	190	203	(3)	(24)	488	632	(23)
Financing-related fees	45	50	52	43	43	(10)	5	147	132	11
Distribution and servicing fees	39	35	33	33	33	11	18	107	97	10
Total fee revenue	3,245	3,257	3,156	3,222	3,236	—	—	9,658	9,733	(1)
Investment and other revenue:
(Loss) income from consolidated investment management funds	(11)	10	5	9	(7)	N/M	N/M	4	(51)	N/M
Seed capital (losses) gains (c)	(4)	7	8	6	(11)	N/M	N/M	11	(43)	N/M
Other trading revenue	86	53	45	34	65	N/M	N/M	184	115	N/M
Renewable energy investment (losses)	(45)	(45)	(32)	(32)	(44)	N/M	N/M	(122)	(132)	N/M
Corporate/bank-owned life insurance	29	23	27	35	32	N/M	N/M	79	93	N/M
Other investments (losses) gains (d)	(9)	10	(9)	7	13	N/M	N/M	(8)	152	N/M
Disposal gains (losses)	2	(1)	(1)	(11)	37	N/M	N/M	—	37	N/M
Expense reimbursements from joint venture	29	31	29	28	27	N/M	N/M	89	80	N/M
Other income	55	9	8	12	4	N/M	N/M	72	22	N/M
Net securities (losses) gains	(19)	—	(1)	(448)	1	N/M	N/M	(20)	5	N/M
Total investment and other revenue	113	97	79	(360)	117	N/M	N/M	289	278	N/M
Total fee and other revenue	$3,358	$3,354	$3,235	$2,862	$3,353	—%	—%	$9,947	$10,011	(1)%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 5% compared with 3Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q23			2Q23			1Q23			4Q22			3Q22
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$98,767	4.57%		$114,578	4.29%		$94,899	3.59%		$94,868	2.60%		$91,836	1.23%
Interest-bearing deposits with banks	12,287	4.04		13,919	3.68		16,225	3.51		15,750	2.70		16,298	1.62
Federal funds sold and securities purchased under resale agreements	26,915	30.47	(a)	26,989	26.38	(a)	24,631	16.32	(a)	25,657	11.22	(a)	22,971	5.55	(a)
Loans	63,962	6.39		63,459	6.05		63,261	5.54		67,364	4.65		68,082	3.39
Securities:
U.S. government obligations	32,224	3.08		34,147	2.90		38,852	2.89		39,382	2.46		40,829	1.75
U.S. government agency obligations	59,481	2.87		61,565	2.78		62,280	2.60		61,426	2.30		62,819	1.91
State and political subdivisions (b)	13	4.42		13	4.45		23	7.07		1,178	2.77		1,982	2.39
Other securities (b)	39,861	3.93		40,976	3.59		42,429	3.21		41,732	2.66		42,642	1.90
Total investment securities (b)	131,579	3.24		136,701	3.05		143,584	2.86		143,718	2.45		148,272	1.87
Trading securities (b)	5,534	5.49		6,403	5.02		5,778	4.97		5,630	4.51		4,603	3.06
Total securities (b)	137,113	3.33		143,104	3.14		149,362	2.94		149,348	2.53		152,875	1.91
Total interest-earning assets (b)	$339,044	6.45%		$362,049	5.77%		$348,378	4.56%		$352,987	3.59%		$352,062	2.24%
Noninterest-earning assets	58,448			59,125			59,123			61,532			63,608
Total assets	$397,492			$421,174			$407,501			$414,519			$415,670

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$209,641	3.62%		$215,057	3.24%		$204,114	2.71%		$207,875	2.00%		$203,659	0.95%
Federal funds purchased and securities sold under repurchase agreements	21,512	36.07	(a)	26,282	26.39	(a)	18,316	19.75	(a)	13,985	16.88	(a)	12,297	8.05	(a)
Trading liabilities	3,959	4.80		3,893	4.46		3,025	4.05		3,572	3.45		3,550	2.52
Other borrowed funds	540	4.47		2,702	4.60		711	1.75		619	1.69		504	1.15
Commercial paper	7	4.13		5	5.11		—	—		6	3.87		5	2.34
Payables to customers and broker-dealers	13,515	4.30		14,801	3.85		16,954	3.08		17,147	2.27		18,030	1.07
Long-term debt	31,161	5.52		31,970	5.45		30,246	5.22		29,508	4.90		28,449	3.43
Total interest-bearing liabilities	$280,335	6.37%		$294,710	5.61%		$273,366	4.17%		$272,712	3.11%		$266,494	1.57%
Total noninterest-bearing deposits	52,467			62,152			69,886			75,862			84,804
Other noninterest-bearing liabilities	23,790			23,625			23,789			25,810			23,547
Total The Bank of New York Mellon Corporation shareholders’ equity	40,821			40,607			40,442			40,097			40,780
Noncontrolling interests	79			80			18			38			45
Total liabilities and equity	$397,492			$421,174			$407,501			$414,519			$415,670
Net interest margin		1.18%			1.20%			1.29%			1.19%			1.05%
Net interest margin (FTE) – Non-GAAP (c)		1.18%			1.20%			1.29%			1.19%			1.05%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $126 billion for 3Q23, $113 billion for 2Q23, $62 billion for 1Q23, $51 billion for 4Q22 and $35 billion for 3Q22. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.36% for 3Q23, 5.10% for 2Q23, 4.62% for 1Q23, 3.76% for 4Q22 and 2.21% for 3Q22. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.26% for 3Q23, 4.99% for 2Q23, 4.49% for 1Q23, 3.63% for 4Q22 and 2.11% for 3Q22. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2023			2022
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31		Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,264	$18,127	$17,876	$18,032		$16,726
Tier 1 capital	23,093	22,957	22,710	22,856		21,495
Total capital	24,660	24,522	24,276	24,384		23,008
Risk-weighted assets	152,251	153,359	157,399	159,096		167,457

CET1 ratio	12.0%	11.8%	11.4%	11.3%		10.0%
Tier 1 capital ratio	15.2	15.0	14.4	14.4		12.8
Total capital ratio	16.2	16.0	15.4	15.3		13.7

Advanced Approaches:
CET1 capital	$18,264	$18,127	$17,876	$18,032		$16,726
Tier 1 capital	23,093	22,957	22,710	22,856		21,495
Total capital	24,412	24,260	24,005	24,143		22,762
Risk-weighted assets	160,464	163,536	162,905	161,672		165,893

CET1 ratio	11.4%	11.1%	11.0%	11.2%		10.1%
Tier 1 capital ratio	14.4	14.0	13.9	14.1		13.0
Total capital ratio	15.2	14.8	14.7	14.9		13.7

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$379,630	$403,206	$389,581	$396,643		$397,428
Tier 1 leverage ratio	6.1%	5.7%	5.8%	5.8%		5.4%

SLR (a):
Leverage exposure	$320,060	$326,215	$330,501	$336,049		$340,055
SLR	7.2%	7.0%	6.9%	6.8%		6.3%

Average liquidity coverage ratio (a)	121%	120%	118%	118%		116%
Average net stable funding ratio (a)	136%	136%	132%	N/A	(b)	N/A	(b)
(a) Regulatory capital and liquidity ratios for Sept. 30, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2023, June 30, 2023, March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, and for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

(b) The reporting requirement for the average net stable funding ratio became effective in 2Q23, inclusive of reporting the average 1Q23 ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q23 vs.				YTD23 vs.
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Revenue:
Investment services fees:
Asset Servicing	$984	$991	$948	$971	$953	(1)%	3%	$2,923	$2,947	(1)%
Issuer Services	281	319	236	271	288	(12)	(2)	836	738	13
Total investment services fees	1,265	1,310	1,184	1,242	1,241	(3)	2	3,759	3,685	2
Foreign exchange revenue	107	124	139	149	132	(14)	(19)	370	435	(15)
Other fees (a)	52	54	55	55	52	(4)	—	161	147	10
Total fee revenue	1,424	1,488	1,378	1,446	1,425	(4)	—	4,290	4,267	1
Investment and other revenue	65	84	72	70	111	N/M	N/M	221	221	N/M
Total fee and other revenue	1,489	1,572	1,450	1,516	1,536	(5)	(3)	4,511	4,488	1
Net interest revenue	600	668	666	656	538	(10)	12	1,934	1,372	41
Total revenue	2,089	2,240	2,116	2,172	2,074	(7)	1	6,445	5,860	10
Provision for credit losses	19	16	—	11	(6)	N/M	N/M	35	(3)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,577	1,575	1,548	1,568	1,549	—	2	4,700	4,698	—
Amortization of intangible assets	8	7	8	8	8	14	—	23	25	(8)
Total noninterest expense	1,585	1,582	1,556	1,576	1,557	—	2	4,723	4,723	—
Income before income taxes	$485	$642	$560	$585	$523	(24)%	(7)%	$1,687	$1,140	48%

Total revenue by line of business:
Asset Servicing	$1,593	$1,706	$1,664	$1,681	$1,596	(7)%	—%	$4,963	$4,642	7%
Issuer Services	496	534	452	491	478	(7)	4	1,482	1,218	22
Total revenue by line of business	$2,089	$2,240	$2,116	$2,172	$2,074	(7)%	1%	$6,445	$5,860	10%

Financial ratios:
Pre-tax operating margin	23%	29%	26%	27%	25%			26%	19%

Memo: Securities lending revenue (b)	$46	$47	$48	$50	$48	(2)%	(4)%	$141	$132	7%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q23 vs.				YTD23 vs.
(dollars in millions, unless otherwise noted)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Selected balance sheet data:
Average loans	$11,236	$11,283	$10,939	$11,850	$11,573	—%	(3)%	$11,154	$11,042	1%
Average assets (a)	$190,964	$202,207	$196,560	$206,810	$203,063	(6)%	(6)%	$196,556	$214,518	(8)%
Average deposits	$162,509	$172,863	$167,209	$176,541	$176,328	(6)%	(8)%	$167,510	$186,500	(10)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$32.3	$33.2	$32.6	$31.4	$30.0	(3)%	8%
Market value of securities on loan at period end (in billions) (d)	$406	$415	$441	$449	$435	(2)%	(7)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2023 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023, $1.5 trillion at March 31, 2023 and Dec. 31, 2022 and $1.4 trillion at Sept. 30, 2022.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $63 billion at Sept. 30, 2023, $66 billion at June 30, 2023, $69 billion at March 31, 2023, $68 billion at Dec. 31, 2022 and $75 billion at Sept. 30, 2022.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q23 vs.				YTD23 vs.
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Revenue:
Investment services fees:
Pershing	$506	$496	$499	$502	$494	2%	2%	$1,501	$1,406	7%
Treasury Services	172	172	168	170	173	—	(1)	512	519	(1)
Clearance and Collateral Management	277	265	260	249	239	5	16	802	722	11
Total investment services fees	955	933	927	921	906	2	5	2,815	2,647	6
Foreign exchange revenue	21	21	18	20	20	—	5	60	68	(12)
Other fees (a)	51	55	54	47	49	(7)	4	160	129	24
Total fee revenue	1,027	1,009	999	988	975	2	5	3,035	2,844	7
Investment and other revenue	16	16	15	15	14	N/M	N/M	47	25	N/M
Total fee and other revenue	1,043	1,025	1,014	1,003	989	2	5	3,082	2,869	7
Net interest revenue	402	420	453	396	378	(4)	6	1,275	1,014	26
Total revenue	1,445	1,445	1,467	1,399	1,367	—	6	4,357	3,883	12
Provision for credit losses	6	7	—	6	(1)	N/M	N/M	13	1	N/M
Noninterest expense (ex. amortization of intangible assets)	806	779	768	783	735	3	10	2,353	2,141	10
Amortization of intangible assets	2	2	1	2	2	—	—	5	6	(17)
Total noninterest expense	808	781	769	785	737	3	10	2,358	2,147	10
Income before income taxes	$631	$657	$698	$608	$631	(4)%	—%	$1,986	$1,735	14%

Total revenue by line of business:
Pershing	$699	$686	$693	$673	$658	2%	6%	$2,078	$1,864	11%
Treasury Services	389	402	412	382	390	(3)	—	1,203	1,101	9
Clearance and Collateral Management	357	357	362	344	319	—	12	1,076	918	17
Total revenue by line of business	$1,445	$1,445	$1,467	$1,399	$1,367	—%	6%	$4,357	$3,883	12%

Financial ratios:
Pre-tax operating margin	44%	46%	48%	43%	46%			46%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q23 vs.				YTD23 vs.
(dollars in millions, unless otherwise noted)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Selected balance sheet data:
Average loans	$37,496	$36,432	$36,854	$39,843	$40,882	3%	(8)%	$36,930	$41,791	(12)%
Average assets (a)	$129,804	$131,657	$132,143	$132,306	$138,204	(1)%	(6)%	$131,193	$140,435	(7)%
Average deposits	$84,000	$85,407	$86,040	$86,083	$90,612	(2)%	(7)%	$85,141	$93,658	(9)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.1	$13.4	$13.7	$12.7	$12.0	(2)%	9%

Pershing
AUC/A at period end (in trillions) (b)	$2.4	$2.4	$2.4	$2.3	$2.1	—%	14%
Net new assets (U.S. platform) (in billions) (d)	$23	$(34)	$37	$42	$45	N/M	N/M
Average active clearing accounts (in thousands)	7,979	7,946	7,849	7,603	7,466	—%	7%

Treasury Services
Average daily U.S. dollar payment volumes	233,620	233,931	236,322	246,189	234,468	—%	—%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,706	$6,044	$5,626	$5,451	$5,457	(6)%	5%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2023 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						3Q23 vs.				YTD23 vs.
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
Revenue:
Investment management fees	$746	$750	$752	$754	$788	(1)%	(5)%	$2,248	$2,461	(9)%
Performance fees	30	10	22	26	10	N/M	N/M	62	49	27
Investment management and performance fees (a)	776	760	774	780	798	2	(3)	2,310	2,510	(8)
Distribution and servicing fees	62	58	55	54	55	7	13	175	138	27
Other fees (b)	(50)	(56)	(53)	(58)	(45)	N/M	N/M	(159)	(75)	N/M
Total fee revenue	788	762	776	776	808	3	(2)	2,326	2,573	(10)
Investment and other revenue (c)	1	12	6	(3)	(3)	N/M	N/M	19	(24)	N/M
Total fee and other revenue (c)	789	774	782	773	805	2	(2)	2,345	2,549	(8)
Net interest revenue	38	39	45	52	57	(3)	(33)	122	176	(31)
Total revenue	827	813	827	825	862	2	(4)	2,467	2,725	(9)
Provision for credit losses	(9)	7	—	1	3	N/M	N/M	(2)	—	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	667	672	729	693	669	(1)	—	2,068	2,102	(2)
Goodwill impairment	—	—	—	—	680	N/M	N/M	—	680	N/M
Amortization of intangible assets	5	5	5	6	7	—	(29)	15	20	(25)
Total noninterest expense	672	677	734	699	1,356	(1)	(50)	2,083	2,802	(26)
Income (loss) before income taxes	$164	$129	$93	$125	$(497)	27%	N/M	$386	$(77)	N/M

Total revenue by line of business:
Investment Management	$557	$546	$557	$550	$579	2%	(4)%	$1,660	$1,840	(10)%
Wealth Management	270	267	270	275	283	1	(5)	807	885	(9)
Total revenue by line of business	$827	$813	$827	$825	$862	2%	(4)%	$2,467	$2,725	(9)%

Financial ratios:
Pre-tax operating margin	20%	16%	11%	15%	(57)%			16%	(3)%
Adjusted pre-tax operating margin – Non-GAAP (d)	22%	18%	13%	17%	(64)%			18%	(3)%

Selected balance sheet data:
Average loans	$13,519	$13,995	$13,960	$14,404	$14,482	(3)%	(7)%	$13,823	$13,937	(1)%
Average assets (e)	$26,531	$27,260	$28,232	$28,488	$29,996	(3)%	(12)%	$26,968	$33,077	(18)%
Average deposits	$13,578	$15,410	$16,144	$16,416	$17,225	(12)%	(21)%	$15,035	$20,157	(25)%
(a) On a constant currency basis, investment management and performance fees decreased 5% (Non-GAAP) compared with 3Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q23 vs.				YTD23 vs.
(dollars in billions)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	YTD23	YTD22	YTD22
AUM by product type (a)(b):
Equity	$133	$145	$142	$135	$125	(8)%	6%
Fixed income	190	203	207	198	205	(6)	(7)
Index	425	440	408	395	366	(3)	16
Liability-driven investments	534	579	604	570	546	(8)	(2)
Multi-asset and alternative investments	156	162	161	153	181	(4)	(14)
Cash	383	377	386	385	353	2	8
Total AUM	$1,821	$1,906	$1,908	$1,836	$1,776	(4)%	3%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,906	$1,908	$1,836	$1,776	$1,937			$1,836	$2,434
Net inflows (outflows):
Long-term strategies:
Equity	(3)	(3)	(4)	(5)	(5)			(10)	(13)
Fixed income	(7)	(4)	4	(12)	(3)			(7)	(9)
Liability-driven investments	1	(3)	10	19	30			8	59
Multi-asset and alternative investments	(4)	(1)	(3)	(4)	2			(8)	(7)
Total long-term active strategies (outflows) inflows	(13)	(11)	7	(2)	24			(17)	30
Index	(2)	2	(2)	(4)	(1)			(2)	6
Total long-term strategies (outflows) inflows	(15)	(9)	5	(6)	23			(19)	36
Short-term strategies:
Cash	7	(9)	—	27	(2)			(2)	(39)
Total net (outflows) inflows	(8)	(18)	5	21	21			(21)	(3)
Net market impact	(50)	(3)	52	18	(118)			(1)	(489)
Net currency impact	(27)	19	15	53	(64)			7	(166)
Divestiture	—	—	—	(32)	—			—	—
Ending balance of AUM	$1,821	$1,906	$1,908	$1,836	$1,776	(4)%	3%	$1,821	$1,776	3%

Wealth Management client assets (a)(c)	$292	$286	$279	$269	$256	2%	14%
(a) Sept. 30, 2023 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	YTD23	YTD22
Revenue:
Fee revenue	$6	$(2)	$3	$12	$28	$7	$49
Investment and other revenue	28	(16)	(14)	(442)	(5)	(2)	69
Total fee and other revenue	34	(18)	(11)	(430)	23	5	118
Net interest (expense)	(24)	(27)	(36)	(48)	(47)	(87)	(114)
Total revenue	10	(45)	(47)	(478)	(24)	(82)	4
Provision for credit losses	(13)	(25)	27	2	(26)	(11)	21
Noninterest expense	24	71	41	153	29	136	125
(Loss) before income taxes	$(1)	$(91)	$(115)	$(633)	$(27)	$(207)	$(142)

Selected balance sheet data:
Average loans and leases	$1,711	$1,749	$1,508	$1,267	$1,145	$1,656	$1,210
Average assets	$50,193	$60,050	$50,566	$46,915	$44,407	$53,968	$43,044

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2023		3Q23 change in unrealized gain (loss)	Sept. 30, 2023			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$38,052		$(961)	$41,341	$35,850		87%	$(5,491)		18%	100%	—%	—%	—%	—%
U.S. Treasury	33,818		18	32,689	31,439		96	(1,250)		59	100	—	—	—	—
Agency commercial MBS	11,441		(64)	11,739	10,927		93	(812)		45	100	—	—	—	—
Sovereign debt/sovereign guaranteed	10,662		75	10,648	10,168		95	(480)		28	90	5	4	1	—
Supranational	8,742		24	8,498	8,239		97	(259)		65	100	—	—	—	—
CLOs	6,765		48	6,948	6,908		99	(40)		100	100	—	—	—	—
U.S. government agencies	6,745		(66)	7,213	6,630		92	(583)		43	100	—	—	—	—
Foreign covered bonds	6,133		22	6,364	6,137		96	(227)		59	100	—	—	—	—
Non-agency commercial MBS	3,031		(6)	3,315	3,012		91	(303)		55	100	—	—	—	—
Foreign government agencies/ local government	2,380		29	2,334	2,243		96	(91)		40	92	8	—	—	—
Non-agency RMBS	1,895		(27)	1,953	1,763		90	(190)		47	85	3	—	6	6
Other asset-backed securities	1,043		6	1,026	922		90	(104)		14	100	—	—	—	—
State and political subdivisions	11		(1)	12	10		85	(2)		—	—	—	3	—	97
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$130,719	(d)	$(903)	$134,081	$124,249	(d)(e)	93%	$(9,832)	(d)(f)	44%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,406 million at June 30, 2023 and $2,820 million at Sept. 30, 2023.
(e) The fair value of available-for-sale securities totaled $80,038 million at Sept. 30, 2023, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $44,211 million at Sept. 30, 2023, or 36% of the fair value of the securities portfolio, net of hedges.

(f) At Sept. 30, 2023, includes pre-tax net unrealized losses of $3,036 million related to available-for-sale securities, net of hedges, and $6,796 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $2,293 million and the after-tax equivalent related to held-to-maturity securities was $5,182 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $973 million at Sept. 30, 2023 and the amortization of that net purchase premium was $45 million in 3Q23.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2023			2022
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$191	$170	$176	$164	$181
Allowance for lending-related commitments	91	83	78	72	62
Allowance for other financial instruments (a)	41	67	38	44	67
Allowance for credit losses – beginning of period	$323	$320	$292	$280	$310

Net (charge-offs) recoveries:
Charge-offs	(1)	(4)	—	(9)	(1)
Recoveries	—	2	1	1	1
Total net (charge-offs) recoveries	(1)	(2)	1	(8)	—
Provision for credit losses (b)	3	5	27	20	(30)
Allowance for credit losses – end of period	$325	$323	$320	$292	$280

Allowance for credit losses – end of period:
Allowance for loan losses	$211	$191	$170	$176	$164
Allowance for lending-related commitments	85	91	83	78	72
Allowance for other financial instruments (a)	29	41	67	38	44
Allowance for credit losses – end of period	$325	$323	$320	$292	$280

Allowance for loan losses as a percentage of total loans	0.32%	0.30%	0.27%	0.27%	0.23%

Nonperforming assets	$48	$88	$105	$109	$107
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	YTD23	YTD22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$956	$1,031	$905	$509	$319	$2,892	$1,853
Add: Amortization of intangible assets	15	14	14	16	17	43	51
Less: Tax impact of amortization of intangible assets	3	4	3	4	4	10	12
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$968	$1,041	$916	$521	$332	$2,925	$1,892

Average common shareholders’ equity	$35,983	$35,769	$35,604	$35,259	$35,942	$35,787	$36,483
Less: Average goodwill	16,237	16,219	16,160	16,229	17,189	16,206	17,341
Average intangible assets	2,875	2,888	2,899	2,905	2,922	2,887	2,950
Add: Deferred tax liability – tax deductible goodwill	1,197	1,193	1,187	1,181	1,175	1,197	1,175
Deferred tax liability – intangible assets	657	660	660	660	660	657	660
Average tangible common shareholders’ equity – Non-GAAP	$18,725	$18,515	$18,392	$17,966	$17,666	$18,548	$18,027

Return on common equity – GAAP	10.5%	11.6%	10.3%	5.7%	3.5%	10.8%	6.8%
Return on tangible common equity – Non-GAAP	20.5%	22.6%	20.2%	11.5%	7.5%	21.1%	14.0%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2023			2022
(dollars in millions, except common shares and unless otherwise noted)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$40,966	$40,933	$40,634	$40,734	$39,737
Less: Preferred stock	4,838	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	36,128	36,095	35,796	35,896	34,899
Less: Goodwill	16,159	16,246	16,192	16,150	16,412
Intangible assets	2,859	2,881	2,890	2,901	2,902
Add: Deferred tax liability – tax deductible goodwill	1,197	1,193	1,187	1,181	1,175
Deferred tax liability – intangible assets	657	660	660	660	660
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,964	$18,821	$18,561	$18,686	$17,420

Period-end common shares outstanding (in thousands)	769,073	778,782	789,134	808,445	808,280

Book value per common share – GAAP	$46.98	$46.35	$45.36	$44.40	$43.18
Tangible book value per common share – Non-GAAP	$24.66	$24.17	$23.52	$23.11	$21.55

Net interest margin reconciliation
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22
Net interest revenue – GAAP	$1,016	$1,100	$1,128	$1,056	$926
Add: Tax equivalent adjustment	—	1	—	2	3
Net interest revenue (FTE) – Non-GAAP	$1,016	$1,101	$1,128	$1,058	$929

Average interest-earning assets	$339,044	$362,049	$348,378	$352,987	$352,062

Net interest margin – GAAP (a)	1.18%	1.20%	1.29%	1.19%	1.05%
Net interest margin (FTE) – Non-GAAP (a)	1.18%	1.20%	1.29%	1.19%	1.05%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	3Q23	2Q23	1Q23	4Q22	3Q22	YTD23	YTD22
Income (loss) before income taxes – GAAP	$164	$129	$93	$125	$(497)	$386	$(77)

Total revenue – GAAP	$827	$813	$827	$825	$862	$2,467	$2,725
Less: Distribution and servicing expense	87	93	86	87	88	266	258
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$740	$720	$741	$738	$774	$2,201	$2,467

Pre-tax operating margin – GAAP (a)	20%	16%	11%	15%	(57)%	16%	(3)%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	22%	18%	13%	17%	(64)%	18%	(3)%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q23 vs.
(dollars in millions)	3Q23	3Q22	3Q22
Consolidated:
Investment management and performance fees – GAAP	$777	$800	(3)%
Impact of changes in foreign currency exchange rates	—	15
Adjusted investment management and performance fees – Non-GAAP	$777	$815	(5)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$776	$798	(3)%
Impact of changes in foreign currency exchange rates	—	15
Adjusted investment management and performance fees – Non-GAAP	$776	$813	(5)%